
                                Table of Contents

                                                                                          PAGE
                                                                                          ----

ARTICLE I    INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                1.1  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
                1.2  Rules of Construction  . . . . . . . . . . . . . . . . . . . . . . .   61
ARTICLE II   AMOUNT AND TERMS OF CONVERTIBLE LOAN AND PREFERRED INVESTMENT. . . . . . . .   62
                2.1  Commitment to Make Convertible Loan  . . . . . . . . . . . . . . . .   62
                2.2  Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
                2.3  Interest; Default Interest . . . . . . . . . . . . . . . . . . . . .   62
                2.4  Interest and Principal Payments  . . . . . . . . . . . . . . . . . .   62
                2.5  Mandatory Prepayment . . . . . . . . . . . . . . . . . . . . . . . .   62
                2.6  Prepayment Premium . . . . . . . . . . . . . . . . . . . . . . . . .   63
                2.7  Optional Conversion  . . . . . . . . . . . . . . . . . . . . . . . .   63
                2.8  Company Conversion . . . . . . . . . . . . . . . . . . . . . . . . .   65
                2.9  Taxes on Conversion  . . . . . . . . . . . . . . . . . . . . . . . .   65
               2.10  Ordinary Shares, American Depositary Receipts  . . . . . . . . . . .   65
               2.11  Gross-Up Protection  . . . . . . . . . . . . . . . . . . . . . . . .   66
ARTICLE III  CONDITIONS OF OBLIGATIONS OF THE LENDER  . . . . . . . . . . . . . . . . . .   66
                3.1  Conditions to Lender's Obligations to make the Convertible Loan  . .   66
ARTICLE IV   REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . .   68
                4.1  Representations and Warranties of the Company  . . . . . . . . . . .   68
                4.2  Representations and Warranties of the Lender . . . . . . . . . . . .   73
ARTICLE V    AFFIRMATIVE COVENANTS OF THE COMPANY . . . . . . . . . . . . . . . . . . . .   73
                5.1  Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
                5.2  Accounts and Records . . . . . . . . . . . . . . . . . . . . . . . .   74
                5.3  Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
                5.4  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .   74
                5.5  Ordinary Shares/AIM  . . . . . . . . . . . . . . . . . . . . . . . .   75
                5.6  American Depositary Receipts/AMEX  . . . . . . . . . . . . . . . . .   75
                5.7  Observer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
                5.8  Shareholders Meeting . . . . . . . . . . . . . . . . . . . . . . . .   75
                5.9  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . .   75
               5.10  Milestones . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
               5.11  Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
ARTICLE VI   NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
                6.1  Borrowed Money Indebtedness  . . . . . . . . . . . . . . . . . . . .   76
                6.2  Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
                6.3  Contingent Liabilities . . . . . . . . . . . . . . . . . . . . . . .   77
                6.4  Mergers, Consolidations and Dispositions and Acquisitions of Assets    77
                6.5  Redemption, Dividends and Distributions  . . . . . . . . . . . . . .   78
                6.6  Nature of Business . . . . . . . . . . . . . . . . . . . . . . . . .   78
                6.7  Affiliate Transactions . . . . . . . . . . . . . . . . . . . . . . .   78
                6.8  Loans and Investments  . . . . . . . . . . . . . . . . . . . . . . .   78
                6.9  Organizational Documents . . . . . . . . . . . . . . . . . . . . . .   78


                                      E-49

               6.10  Sale/Leasebacks  . . . . . . . . . . . . . . . . . . . . . . . . . .   78
               6.11  Issuance of Stock  . . . . . . . . . . . . . . . . . . . . . . . . .   78
               6.12  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
               6.13  Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . .   79
               6.14  Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
ARTICLE VII  DEFAULTS AND REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
                7.1  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . .   79
                7.2  Acceleration . . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
                7.3  Other Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
                7.4  Waiver of Past Defaults  . . . . . . . . . . . . . . . . . . . . . .   81
ARTICLE VIII INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   81
                8.1  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . .   81
                8.2  Shareholder Communications . . . . . . . . . . . . . . . . . . . . .   81
                8.3  Indemnification Process  . . . . . . . . . . . . . . . . . . . . . .   82
ARTICLE IX   RESTRICTIONS ON TRANSFER OF CONVERTIBLE DEBENTURE  . . . . . . . . . . . . .   82
                9.1  Securities Laws Restrictions on Transfer . . . . . . . . . . . . . .   82
                9.2  Restrictive Legend . . . . . . . . . . . . . . . . . . . . . . . . .   83
                9.3  Transfer to Affiliates . . . . . . . . . . . . . . . . . . . . . . .   83
                9.4  Transfer to Competitors. . . . . . . . . . . . . . . . . . . . . . .   84
ARTICLE X    MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
               10.1  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
               10.2  Amendment, Supplement and Waiver . . . . . . . . . . . . . . . . . .   85
               10.3  Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85
               10.4  Duplicate Originals  . . . . . . . . . . . . . . . . . . . . . . . .   85
               10.5  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . .   85
               10.6  Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . .   86
               10.7  No Adverse Interpretation of Other Agreements  . . . . . . . . . . .   86
               10.8  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . .   87
               10.9  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
              10.10  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
              10.11  Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . .   87

Exhibit A -Convertible Debenture
Exhibit B -Preferred Shares
Exhibit C -Registration Rights Agreement
Exhibit D -Competitors

     This  LOAN  AND  INVESTMENT  AGREEMENT (the "Agreement") is dated as of 10
                                                  ---------
January 2002 between VI Group plc, a public limited company organized in England and Wales (the "Company"), and Hemisphere Capital LLC a Delaware limited
                   -------
liability  company  (the "Lender" and together with the Company, the "Parties").
                          ------                                      -------
     WHEREAS, the Lender proposes to make (a) a convertible loan to the Company in an aggregate principal amount of $1,000,000 upon the terms and conditions set forth herein and in the Convertible Debenture and (b) a further convertible preferred equity investment in the Company of between $2,000,000 and $4,000,000 in aggregate principal amount upon the terms and conditions set forth herein (the "Preferred Investment");
     ---------------------

     WHEREAS, the Lender has agreed that, provided all of the conditions to conversion of the loan set forth herein shall have been completed, the loan shall convert to Ordinary Shares, subject to an ADR Election;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt, adequacy and sufficiency of which are hereby acknowledged, it is agreed by and among the Parties hereto as follows:

                                    ARTICLE I
                                 INTERPRETATION

1.1     Definitions.  Capitalized terms not otherwise defined herein shall have
         -----------
the  meanings  set  forth  in  this  Section  1.1.
                                     ------------

     "Accelerated  Repayment Election" has the meaning set forth in Section 2.5
      -------------------------------                               -----------
of  this  Agreement.

     "Accelerated Repayment Period" has the meaning set forth in Section 2.5 of
      ----------------------------                               -----------
this  Agreement.

     "Act" means the Companies Act 1985 and 1989 of England and Wales and every
      ---
statutory  re-enactment  thereof.

     "ADR"  means  American  Depositary  Receipt.
      ---

     "ADR Election" has the meaning set forth in Section 2.7 of this Agreement.
      ------------                               -----------

     "Affiliate"  means,  in  relation  to  any  Person, any other Person that,
      ---------
directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, "control" will mean, as to any Person, the power direct or indirect: (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether by ownership of securities, contract or otherwise. With respect to the Lender, Affiliates shall also include Persons advising or advised by it and the partners, managers, members, shareholders and employees of the Lender, its Affiliates and their respective advisors.

     "Agreement"  has  the meaning set forth in the preamble of this Agreement.
      ---------

     "AIM" means the Alternative Investment Market of the London Stock Exchange
      ---
plc.

     "AMEX"  means  the  American  Stock  Exchange  and  any successor thereto.
      ----
     "Board  Certificate"  has  the  meaning  set  forth  in  Section  6.14.
      ------------------                                      -------------

     "Board  of  Directors"  means the Board of Directors of the Company or any
      --------------------
committee  of  the  Board  authorized  to  act  for  it  hereunder.

     "Borrowed  Money Indebtedness" means, with respect to any Person as of the
      ----------------------------
date  hereof,  without  duplication:

     (a)     all  obligations  of  such  Person  for  borrowed  money;

     (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

     (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person;

     (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services (excluding obligations of such Person to creditors for raw materials, inventory, services and supplies and deferred payment for services to employees and former employees incurred in the ordinary course of such Person's business);

     (e)     all  capital  lease  obligations;

     (f) all obligations of others secured by any Lien on Property or assets owned or acquired by such Person, whether or not the obligations secured thereby have been assumed;

     (g) all outstanding letters of credit, surety bonds and currency swap or similar agreements issued for the account of such Person; and

     (h) all guarantees of such Person for obligations of the type described above.

     "Business  Day" means any day which is neither a Saturday nor a Sunday nor
      -------------
a legal holiday on which banks are authorized or required to be closed in London, England or New York, New York.

     "Capital  Stock"  means  any  and all shares, interests, participations or
      --------------
other equivalents of or interests in (however designated) equity of the Company, including any preferred stock, but excluding any debt securities convertible into such equity prior to such conversion.

     "Change  of Control" means a transaction in which (i) any unrelated Person
      ------------------
becomes the beneficial owner of (x) more than 50% of the voting equity of the Company, or (y) any unrelated Person obtains the power to designate a majority of the Board of Directors of the Company or ensure that the Company's affairs are conducted in accordance with the directions of such Person or (z) any merger, consolidation, recapitalization or other significant corporate transaction as a result of which the beneficial owners of the voting equity of the Company immediately before such transaction do not hold at least 60% of the equity interests in the surviving or resulting entity.

     "Company"  means  the  party  named  as such in the preamble above until a
      -------
successor replaces it pursuant to the applicable provision hereof and thereafter means the successor to such party.

     "Company  Intellectual  Property"  has  the  meaning  set forth in Section
      -------------------------------                                   -------
4.1.12  of  this  Agreement.
     -

     "Company's  Bank Account" means Barclays Bank plc, 18 King Street, Stroud,
      -----------------------
Gloucestershire GL5 3DF, England, Account: Vero International Software UK Limited, Sort Code: 20-33-83, Account No.:79726400, or such other bank account as the Company may specify to the Lender prior to the Loan Completion Date.

     "Company  Conversion"  has  the  meaning  set forth in Section 2.8 to this
      -------------------                                   -----------
Agreement.

     "Company  Conversion Election" has the meaning set forth in Section 2.8 to
      ----------------------------                               -----------
this  Agreement.

     "Competitor"  means  any  Person  listed  on  Exhibit  D.
      ----------                                   ----------
"Convertible  Debenture"  means the convertible debenture of the Company, in the
 ----------------------
form  attached  as  Exhibit  A  hereto,  evidencing  the  Convertible  Loan.
                    ----------

     "Convertible  Loan"  means  the  loan  made  by  the Lender to the Company
       -----------------
pursuant  to  Section  2.1  of  this  Agreement.
              ------------

     "Depository"  means  the  Bank  of  New  York.
      ----------

     "Depository  Agreement"  means  that agreement between the Company and the
      ---------------------
Bank of New York dated as of 31 January 2002 relating to the deposit of Ordinary Shares and the issue of ADRs.

     "Derivative  Securities"  has the meaning set forth in Section 4.1.2(a) of
      ----------------------                                ----------------
this  Agreement.

     "EBITDA"  means  earnings  before  interest,  taxes,  depreciation  and
      ------
amortization.
       --

     "Environmental  Laws"  means  all  laws,  rules,  regulations,  codes,
      -------------------
ordinances, orders, decrees, judgments, injunctions, written notices or binding agreements issued, promulgated or entered into, by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the handling, treatment, storage, management, disposal, release or threatened release of any Hazardous Material or to the effect of the environment (including workplaces) on health and safety.

     "Environmental  Liability"  means  any  liability, contingent or otherwise
      ------------------------
(including any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) an actual or alleged violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) actual or alleged exposure to any Hazardous Materials, (d) the actual or alleged presence, release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "Event  of  Default"  has  the  meaning  set  forth in Section 7.1 of this
      ------------------                                    -----------
Agreement.

     "Excess"  has  the  meaning  set forth in Section 2.7.5 of this Agreement.
      ------                                   -------------

     "Exchange  Act"  means  the  Securities  Exchange Act of 1934, as amended.
      -------------

     "Final  Maturity  Date"  means  10  January  2005.
      ---------------------

     "Financial  Statements"  has  the meaning set forth in Section 4.1.8(a) of
      ---------------------                                 ----------------
this  Agreement.

     "GAAP"  means  generally  accepted accounting principles as in effect from
      ----
time  to  time.

     "Governmental  Authority"  means  the  government  of  any  nation  or any
      -----------------------
political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Hazardous  Materials"  means  all  explosive or radioactive substances or
      --------------------
wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     "Historical  Financial  Statements"  has  the meaning set forth in Section
      ---------------------------------                                 -------
4.1.8(a)  of  this  Agreement.
--------

     "Indebtedness"  means  and  includes:
      ------------

     (a) all items which in accordance with US GAAP would be included on the liability side of a balance sheet on the date as of which Indebtedness is to be determined (excluding capital stock, surplus reserves and deferred credits);

     (b) all guaranties, letter of credit, contingent reimbursement obligations and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, indebtedness of others; and

     (c) all indebtedness secured by any Lien existing on any interest of the Person with respect to which indebtedness is being determined in Property owned subject to such Lien whether or not the indebtedness secured thereby shall have been assumed.

     "Indemnified  Party"  has  the  meaning  set  forth in Section 8.1 of this
      ------------------                                    -----------
Agreement.

     "Indemnifying  Party"  has  the  meaning  set forth in Section 8.3 of this
      -------------------                                   -----------
Agreement.

     "Intellectual  Property"  has  the  meaning set forth in Section 4.1.12 of
      ----------------------                                  --------------
this  Agreement.

     "Interest  Cover"  means in respect of any period, the aggregate amount of
      ---------------
the interest (including the interest element of finance leasing or capital leasing, and hire purchase payments), commissions, fees, discounts and other finance payments accrued by the Company and any Subsidiary, but (a) including any commission, fees, discounts and other finance payments payable by any of the Company and its Subsidiaries under any interest rate hedging agreement during such period, and (b) deducting any interest receivable by the Company or any Subsidiary on any deposit or bank account.

     "Investment"  means  the purchase or other acquisition of any Indebtedness
      ----------
of, or the making of any loan, advance or capital contribution to, or the incurring of any liability, contingent or otherwise, in respect of the Indebtedness of, any Person.

     "Lender"  has  the  meaning  set  forth in the preamble to this Agreement.
      ------

     "Lien" means any mortgage, pledge, charge, encumbrance, security interest,
      ----
collateral assignment or other lien or restriction of any kind, whether based on common law, constitutional provision, statute or contract, and shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions and other title exceptions.

     "Loan  Completion  Date" means the date on which all of the conditions set
      ----------------------
forth  in  Section 3.1 shall have been satisfied or waived by the Lender or such
           -----------
other  date  as  may  be  agreed  between  the  Parties.

     "Loan  Documents"  means  this  Agreement  and  the Convertible Debenture.
      ---------------

     "Loss"  has  the  meaning  set  forth  in  Section  8.1of  this Agreement.
      ----                                      ------------

     "Mandatory  Prepayment"  has  the meaning set forth in Section 2.5 of this
      ---------------------                                 -----------
Agreement.

     "Mandatory  Prepayment  Date"  means  30  June  2003.
      ---------------------------

     "Material Adverse Effect" means, when used in connection with the Company,
      -----------------------
any development, change or effect that is materially adverse to the business, Properties (including, without limitation, Intellectual Property), assets, net worth, financial condition, results of operations or future prospects (including, without limitation, future equity value) of the Company and its Subsidiaries taken as a whole.

     "New  Convertible Debenture" has the meaning set forth in Section 2.7.2 of
      --------------------------                               -------------
this  Agreement.

     "Optional  Conversion  Date" has the meaning set forth in Section 2.7.2 of
      --------------------------                               -------------
this  Agreement.

     "Optional Conversion Election" has the meaning set forth in Section 2.7.1.
      ----------------------------                               -------------

     "Ordinary  Shares"  means  the  ordinary  shares of the Company having the
      ----------------
rights set forth in the Articles of Association of the Company in the form filed with Companies House as of the Loan Completion Date.

     "Party"  has  the  meaning  set  forth  in the preamble of this Agreement.
      -----

     "Permitted  Liens"  means  each  of  the  following:
      ----------------

     (a) artisans' or mechanics' Liens arising in the ordinary course of business, and Liens for taxes, but only to the extent that payment thereof shall not at the time be due or if due, the payment thereof is being diligently contested in good faith and adequate reserves computed in accordance with US GAAP have been set aside with respect thereto;

     (b) Liens in effect on the Loan Completion Date and disclosed to the Lender in the Financial Statements, provided that neither the Borrowed Money Indebtedness secured thereby nor the Property covered thereby shall increase after the Loan Completion Date without the prior written consent of the Lender, provided that, for purposes of this sub-section (b), the accrual of interest on such Borrowed Money Indebtedness, so long as it is not converted to principal, shall not be deemed to increase such Borrowed Money Indebtedness;

     (c) normal encumbrances and restrictions on title which do not secure Borrowed Money Indebtedness and which do not have a material adverse effect on the value or utility of the applicable Property;

     (d)     Liens incurred or deposits made in the ordinary course of business
(i) in connection with workmen's compensation, unemployment insurance, social security and other like laws, or (ii) to secure insurance in the ordinary course of business, the performance of bids, tenders, contracts, leases, licenses, statutory obligations, surety, appeal and performance bonds and other similar obligations incurred in the ordinary course of business, but not, in any of the cases specified in this clause (ii), incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property;

     (e) attachments, judgments and other similar Liens arising in connection with court proceedings, provided that the execution and enforcement of such Liens are effectively stayed and the claims secured thereby are being actively contested in good faith with adequate reserve made therefore in accordance with US GAAP;

     (f) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens incurred in good faith in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained in accordance with US GAAP;

     (g) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, and restrictions on the use of Property, and which do not in any case singly or in the aggregate materially impair the present use or value of Property subject to any such restriction or materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries, if any; and

     (h) extensions, renewals and replacements of Liens referred to in subsections (a) through (g) of this Section; provided that any such extension,
                                      -------
renewal or replacement Lien shall be limited to the Property or assets covered by the Lien extended, renewed or replaced and that the Borrowed Money Indebtedness secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the Indebtedness secured by the Lien extended, renewed or replaced.

     "Person" means any individual, corporation, association, company, business
      ------
trust, partnership, joint venture, joint-stock company, limited liability company, trust, unincorporated organization or association or government or any agency or political subdivision thereof.

     "Preference  Shares"  means  the proposed senior participating convertible
      ------------------
preference shares of the Company to be issued to the Lender on or prior to the Mandatory Prepayment Date with the rights and obligations set forth in Annex A.
                                                                        -------

     "Preferred  Investment"  has the meaning set forth in the preamble to this
      ---------------------
Agreement.

     "Prepayment Percentage" means (a) between the Loan Completion Date and the
      ---------------------
first anniversary thereof, 2.0%, (b) between the first anniversary of the Loan Completion Date and the date falling 180 days thereafter, 1.0%, and (c) thereafter, 0%.

     "Prepayment  Premium"  has  the  meaning  set forth in Section 2.6 of this
      -------------------                                   -----------
Agreement.

     "Property"  means  any  interest in any kind of property or asset, whether
      --------
real,  personal  or  mixed,  tangible  or  intangible  of  the  Company.

     "Ratio"  has  the  meaning  set  forth  in Section 5.11 of this Agreement.
      -----

     "Registration  Rights  Agreement"  means the registration rights agreement
      -------------------------------
between  the  Company  and  the Lender in the form attached hereto as Exhibit C.
                                                                      ---------

     "Requirements"  has  the  meaning  set  forth  in  Section  2.7.4  of this
       ------------                                    ----------------
Agreement.
       -

     "Sale"  means  the  sale  of all or substantially all of the assets of the
      ----
business  of  the  Company.

     "SEC"  means  the  United  States  Securities  and  Exchange  Commission.
      ---

     "Securities"  means  (i)  the  Convertible Debenture and (ii) the Ordinary
      ----------
Shares  and  ADRs  issuable  pursuant to Sections 2.7 and 2.8 of this Agreement.
                                         ------------     ---

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
      ---------------

     "Shareholders"  means, at any time, the holders of shares of Capital Stock
      ------------
in  the  Company  at  such  time.

     "Significant  Event" means a (a) Change of Control or (b) a Sale, provided
      ------------------                                               --------
that if the Lender shall have approved a Change of Control or Sale in writing in advance of the completion thereof and waived application of Section 2.5
                                                                     -----------
(Mandatory Prepayment) with respect thereto, then such Change of Control or Sale, as the case may be, shall not constitute a Significant Event.

     "Subscription  Election"  has the meaning set forth in Section 2.5 of this
      ----------------------                                -----------
Agreement.

     "Subscription  Period"  has  the  meaning set forth in Section 2.5 of this
      --------------------                                  -----------
Agreement.

     "Subscription  Price"  has  the  meaning  set forth in Section 2.5 of this
      -------------------                                   -----------
Agreement.

     "Subsidiary"  of a Person means any corporation, association, partnership,
      ----------
joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

     "Westminster Engagement Letter" means the engagement letter dated as of 15
      -----------------------------
November 2001 between the Company and Westminster Securities Corp. as amended from time to time.

     "2002  Financial Statements" has the meaning set forth in Section 4.1.9(a)
      --------------------------                               ----------------
of  this  Agreement.

1.2     Rules  of  Construction.  Unless  the  context  otherwise  requires:
        ----------------------

     1.2.1     a  term  has  the  meaning  assigned  to  it;

     1.2.2 an accounting term not otherwise defined herein has the meaning assigned to it in accordance with US GAAP;

     1.2.3     "or"  is  not  exclusive;

     1.2.4 words in the singular include the plural and in the plural include the singular;

     1.2.5     provisions  apply  to  successive  events  and transactions; and

     1.2.6 "herein", "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE II
                      AMOUNT AND TERMS OF CONVERTIBLE LOAN

2.1     Commitment  to  Make  Convertible  Loan.  In  reliance  upon  the
        ---------------------------------------
representations and warranties of the Company as set forth herein and subject to the terms and conditions contained in this Agreement and the Convertible Debenture, the Lender agrees to lend to the Company on the Loan Completion Date an aggregate principal amount of $1,000,000 (the "Convertible Loan"). The
                                                       -----------------
proceeds of the Convertible Loan shall be disbursed by wire transfer on the Loan Completion Date to the Company's Bank Account.

2.2     Maturity. The Convertible  Loan will mature and the aggregate principal
        --------
amount outstanding and all accrued but unpaid interest shall be immediately due and payable on the earliest to occur of (a) the Final Maturity Date, (b) the date of the Optional Conversion Election, (c) a Mandatory Prepayment, (d) a Significant Event, (e) an Event of Default, and (f) a Company Conversion Election.

2.3     Interest.
        --------

     2.3.1     Interest  Rate.  Interest on the unpaid principal balance of the
               --------------
Convertible Loan and all accrued but unpaid interest thereon will accrue from the Loan Completion Date at a rate per annum equal to 9%.

     2.3.2     Basis  of  Computation  of  Interest;  Payment of Interest.  All
               ----------------------------------------------------------
interest shall be calculated for actual days elapsed on the basis of a 360-day year and shall be payable in cash quarterly in arrears.

2.4     Interest  and  Principal  Payments. All amounts paid with respect to the
        ----------------------------------
Convertible Loan shall first be applied to any accrued but unpaid interest. All payments required to be made by the Company under this Agreement and the Convertible Debenture shall be paid to the Lender by wire transfer in immediately available funds to an account of the Lender notified to the Company in writing.

2.5     Mandatory  Prepayment.  The  principal  amount  outstanding  of  the
        ---------------------
Convertible Loan and any accrued but unpaid interest thereon shall be due and payable immediately by the Company on the date which is 90 days after: (a) the earliest to occur of (i) the date on which the Board of Directors and the shareholders of the Company hold an extraordinary general meeting prior to the Mandatory Prepayment Date which considers but does not authorize the creation of the Preference Shares by adoption of new Articles of Association and all necessary Shareholder resolutions in compliance with the Act and (ii) the Mandatory Prepayment Date, if the Board of Directors and the shareholders of the Company fail to hold an extraordinary general meeting prior to the Mandatory Prepayment Date to consider authorizing the creation of the Preference Shares by adoption of new Articles of Association and all necessary Shareholder resolutions in compliance with the Act, and (iii) the last day of the Subscription Period if the Preference Shares have not been issued and allotted to the Lender in conformance with the Act and a Subscription Election has been made by the Lender, and (b) the Lender elects by written notice to the Company to require immediate repayment of the Convertible Loan (collectively, the"Mandatory Prepayment"). In the event that (x) the Board of Directors and the Shareholders of the Company
shall have authorized the terms and conditions of the Preference Shares in compliance with the Act and (y) offered to issue the Preference Shares to the Lender, then the Lender shall have 120 days from the date of offer of the Preference Shares to it by the Company (the "Subscription Period") to deliver
                                                -------------------
notice of its election to subscribe for such Preference Shares (the "Subscription Election") and payment of the subscription price thereof (being a
 -----------------------
minimum aggregate amount of $2,000,000 and a maximum aggregate amount of $4,000,000 (the "Subscription Price"). Subject in all circumstances to the
                   -------------------
Lender's  right  to convert the Convertible Loan pursuant to Section 2.7, if the
                                                             -----------
Company makes the Preference Shares available to the Lender but the Lender does not subscribe for such Preference Shares within the Subscription Period and for the Subscription Price, then the Company may, from the date immediately following the last day of the Subscription Period to the date ninety days later (such period, the "Accelerated Repayment Period"), at its election (the
                      ------------------------------
"Accelerated  Repayment Election") and upon 7 Business Days prior written notice
 -------------------------------
to the Lender, repay the entire principal amount outstanding of the Convertible Loan and any accrued but unpaid interest thereon, but no Prepayment Premium shall be payable in the event of a repayment pursuant to this sentence.

2.6     Prepayment  Premium. In  the  event  of  a  Mandatory  Prepayment  or  a
        -------------------
Significant Event, in addition to payment by the Company to the Lender of the outstanding principal in accordance therewith, the Company shall also pay to the Lender a premium amount equal to the Prepayment Percentage multiplied by the principal amount of the Convertible Loan to be repaid pursuant to Section 2.5 (Mandatory Payment), Section 2.2 (Maturity upon Significant Event), as applicable (such amount, the"Prepayment Premium").

2.7     Optional  Conversion.
        --------------------

     2.7.1     Subject  to  Section  2.7.2,  the Lender may at any time, in its
                             --------------
sole discretion, elect to convert some or all of the outstanding principal amount of the Convertible Loan (the "Optional Conversion Election") into a
                                           ----------------------------
number of Ordinary Shares to be issued by the Company to it or its nominee, with such number of Ordinary Shares determined by dividing the principal amount of the Outstanding Loan to be converted by $4.5429 (the "Effective Conversion
                                                            --------------------
Price"),  and  multiplying  the  resulting  number by 20 as adjusted pursuant to
Section  2.7.3.  Upon  conversion  of  a  portion of the principal amount of the
--------------
Convertible Loan calculated in accordance with the preceding sentence, all accrued and unpaid interest on such portion of principal amount shall be paid in full in cash as of the date of conversion. For the avoidance of doubt, no redemption, Significant Event or action of the Company shall interfere with the Lender's ability to covert some or all of the Convertible Loan into Ordinary Shares pursuant to this Section 2.7. In the event of a conversion pursuant to
                          -----------
this Section 2.7 or a Company Conversion pursuant to Section 2.8, either the Lender or the Company may elect to require such Ordinary Shares as may be issued upon such conversion be deposited with the Depositary in exchange for the issuance of ADRs reflecting the American Depositary Shares arising from such deposit (an "ADR Election"), provided that this sentence shall only apply so long as the Company maintains an ADR program on terms substantially similar to the terms of the Depositary Agreement and provided further that the Company undertakes to the Lender and its transferees to use its best efforts to facilitate the prompt issuance of ADRs to the Lender and its transferees by the Depositary following any ADR Election.

     2.7.2 The Lender shall notify the Company promptly of its election to convert a portion of the principal amount of the Convertible Loan in accordance with Section 2.7.1 above. The Company shall allot and issue the Ordinary Shares
     -------------
into which the relevant portion of the Convertible Loan shall be converted no later than three Business Days after receipt of notice of the Optional Conversion Election from the Lender. The date of issuance of such Ordinary Shares to the Lender or its nominee pursuant to this Section 2.7.2 shall be
                                                          -------------
referred  to  herein as the "Optional Conversion Date".  The Company agrees that
                             ------------------------
in addition to the Ordinary Shares to be issued to the Lender or its nominee on the Optional Conversion Date it shall, following receipt of the Convertible Debenture from the Lender, cancel such Convertible Debenture and execute and deliver a new convertible debenture (the "New Convertible Debenture") in an
                                               -------------------------
aggregate principal amount equal to the original principal amount of the Convertible Debenture less that portion of the principal converted into Ordinary Shares in accordance with the terms of Section 2.7.1 above. Any New Convertible
                                       -------------
Debenture  issued in accordance with this Section 2.7.2 shall be dated as of the
                                          -------------
Loan Completion Date and all interest which shall have accrued since the Loan Completion Date on the principal amount of such New Convertible Debenture and remain unpaid as of the Optional Conversion Date shall remain payable in accordance with the terms of this Agreement. Upon issue, a New Convertible Debenture shall be deemed to be a Convertible Debenture for the purposes of this Agreement.

     2.7.3 If and whenever on or after the date of issue of the Convertible Debenture the Company allots, issues or sells any Ordinary Shares (or securities convertible into or exchangeable for Ordinary Shares) for a consideration per Ordinary Share less than an amount equal to the Effective Conversion Price in effect immediately prior to such time divided by 20, then immediately upon such issue or sale (or deemed issue or sale) the Effective Conversion Price specified above shall be reduced to an amount equal to the product of 20 and the lowest net price per share at which any such Ordinary Share has been issued or sold. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its ordinary share capital into a greater number of shares then the Effective Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced (based on an initial Effective Conversion Price of $4.5429 per ADR (representing 20 Ordinary Shares)). If the Company at any time combines or consolidates (by reverse stock split or otherwise) its ordinary share capital into a smaller number of shares, the Effective Conversion Price in effect immediately prior to such combination shall be proportionately increased (based on an initial Effective Conversion Price of $4.5429 per ADR (representing 20 Ordinary Shares)). If and whenever on or after the date of issue of the Convertible Debenture the Company issues or sells any Ordinary Shares (or securities convertible into or exchangeable for Ordinary Shares, including ADRs) pursuant to the Westminster Engagement Letter and warrants arising therefrom, then immediately upon such allotment, issue or sale (or deemed issue or sale) the Lender or its nominee shall be issued by the Company such number of bonus Ordinary Shares (which shall in the event of an ADR Election, be deposited with the Depository and exchanged for ADRs) as shall, when aggregated with the conversion rights of the outstanding Convertible Loan and any securities previously issued upon conversion of some or all of the Convertible Loan, cause the Lender to retain the same fully-diluted percentage ownership of the Company as the Lender held prior to the allotment, issuance or sale resulting from the Westminster Engagement Letter.

     2.7.4     Notwithstanding  Section  2.7.1, following the Lender making one
                                --------------
or more Optional Conversion Elections or the Company making a Company Conversion Election, the maximum aggregate principal amount of the Convertible Loan that can be converted pursuant to this Section 2.7 shall be that principal amount of
                                   -----------
Convertible Loan that can be converted into Ordinary Shares without causing the Lender to acquire a voting interest greater than 29.9% of the aggregate voting rights in the Company or such other maximum number of Ordinary Shares as shall not trigger the tender offer or compulsory acquisition requirements under Rule 9 of the City Code on Takeovers and Mergers, as amended from time to time, or any similar requirement (such requirements, collectively, the "Requirements").
                                                                 ------------

     2.7.5 In the event of one or more Optional Conversion Elections or a Company Conversion Election which would, but for the operation of Section 2.7.4,
                                                                  -------------
cause the issue of Ordinary Shares carrying voting rights in the Company greater than 29.9% of the aggregate voting rights in the Company or otherwise trigger a tender offer requirement under the Requirements (the excess amount, the "Excess"), then the Company shall, unless otherwise agreed with the Lender at the time of conversion, pay such amount of the Convertible Loan as is represented by the Excess in cash and not by conversion into Ordinary Shares.

2.8     Company  Conversion.  Notwithstanding  Section  2.2,  the  Company  may
        -------------------
elect, by  prior written notice to the Lender (a "Company Conversion Election"),
                                                  ---------------------------
to convert all of the outstanding principal amount of the Convertible Loan as of the Final Maturity Date into Ordinary Shares at the Effective Conversion Price in effect immediately prior to such time divided by 20 (a "Company Conversion"),
                                                           ------------------
provided that the Company shall pay to the Lender in cash all accrued but unpaid
--------
interest on the Convertible Loan as a condition precedent to the conversion described herein.

2.9     Taxes  on  Conversion.  The  Company  agrees  that  it  shall  pay  any
        ---------------------
documentary, stamp or similar issue or transfer tax due on the issue of Ordinary Shares and ADRs to the Lender and on the issuance of any New Convertible Debenture to the Lender, provided that the obligations of the Company in this
                            --------
Section  2.9  shall  not  cause the net assets of the Company to be reduced by a
-------
material extent within the meaning of Section 152(1)(a)(iv) of the Companies Act 1985 (as amended).

2.10     Ordinary  Shares,  American  Depositary  Receipts
         -------------------------------------------------

     2.10.1 At all times prior to the full repayment of the Convertible Loan, the Company shall maintain sufficient authorized but unalloted and unissued Ordinary Shares to permit the conversion of the aggregate principal amount of the Convertible Loan into Ordinary Shares in accordance with Section
                                                                         -------
2.7  and  2.8.  If  upon  conversion  of the Convertible Loan to Ordinary Shares
-------------
pursuant  to Section 2.7 or 2.8, a residual principal amount remains outstanding
             -----------    ---
which is insufficient to entitle the Lender to an additional Ordinary Share, then such principal amount shall be paid in cash to the Lender and such amount of Convertible Loan cancelled.

     2.10.2 The Company will comply, at its own expense, with all securities laws regulating the delivery of the Ordinary Shares, the ADRs and any New Convertible Debenture on any Optional Conversion Date or in the event of a Company Conversion.

2.11     Gross-Up  Protection
         --------------------

     2.11.1 . The Company shall make all payments to be made by it under this Agreement and the Convertible Debenture without deduction for any tax, unless such deduction is required by law. If a tax deduction is required by law to be made by the Company, the amount of the payment to the Lender due from the Company will be increased by an amount which (after making the tax deduction) leaves an amount equal to the payment which would have been due if no such tax deduction had been required. The Company shall promptly notify the Lender of any tax deduction required by law and the date of payment by the Company thereof.

                                   ARTICLE III
                    CONDITIONS OF OBLIGATIONS OF THE LENDER

3.1     Conditions  to Lender's Obligations to make the Convertible Loan.    The
        ----------------------------------------------------------------
obligation of the Lender to make the Convertible Loan is subject to the fulfillment to its reasonable satisfaction, or, the waiver by the Lender, on or prior to the Loan Completion Date of each of the following conditions precedent:

     3.1.1     Representations  and  Warranties.  The  representations  and
               --------------------------------
warranties  of the Company in Article IV hereof shall be (x) true and correct on
                              ----------
and as of the date hereof and (y) true and correct on and as of the Loan Completion Date with the same force and effect as if they had been made on and as of the Loan Completion Date.

     3.1.2     Compliance Certificate.  The Company shall have delivered to the
               ----------------------
Lender a certificate of the Company's Secretary, dated the Loan Completion Date, certifying to the fulfillment of the conditions specified in Sections 3.1.4 and
                                                              --------------
3.1.5.
-----

     3.1.3     No  Impediments.  No  statute,  judgment, order or decree of any
               ---------------
court, regulatory body, administrative agency or any other governmental agency or body of any jurisdiction shall be in effect which would impose any material limitation on the ability of the Lender to exercise its full rights of ownership of the Securities.

     3.1.4     No  Defaults.  The  Company  shall  not  be in default under any
               ------------
indenture, mortgage, agreement, instrument or commitment evidencing or under which there is at the time outstanding any Indebtedness of the Company or any Subsidiary, in excess of $50,000, or which results in such Indebtedness, in an aggregate amount (with other defaulted Indebtedness) in excess of $50,000 becoming due and payable prior to its due date.

     3.1.5     No  Material  Adverse  Events.  Since June 30, 2002, there shall
               -----------------------------
have  been  no  Material  Adverse  Effect  with  respect  to  the  Company.

     3.1.6     Legal  Investment.  The purchase of the Convertible Debenture by
               -----------------
the Lender hereunder shall be legally permitted by all statutes, rules and regulations of any jurisdiction to which the Lender and the Company are subject.

     3.1.7     Qualifications.  All  authorizations,  approvals  or permits, if
               --------------
any, of any Governmental Authority or stock exchange or regulatory body that are now required in connection with the lawful issuance and sale of the Convertible Debenture and the Ordinary Shares pursuant to this Agreement shall have been duly obtained and shall be in full force and effect.

     3.1.8     Issuance Taxes.  All taxes imposed by law in connection with the
               --------------
initial issuance, sale and delivery of the Convertible Debenture shall have been fully paid by the Company, and all laws imposing such taxes shall have been fully complied with at the time of such issuance.

     3.1.9     Proceedings  and  Other  Documents.  All  corporate  and  other
               ----------------------------------
proceedings in connection with the transactions contemplated by this Agreement shall have been taken, and the Lender shall have received such other documents and instruments in form and substance reasonably satisfactory to it and its counsel, as to such other matters incident to the transaction contemplated hereby as it may reasonably request.

     3.1.10     Opinion  of Counsel.  The Lender shall have received an opinion
                -------------------
(i) of Kleban & Samor, P.C., New York counsel to the Company, and (ii) of Theodore Goddard, English counsel to the Company, each opinion to be dated as of the Loan Completion Date and in form and substance satisfactory to the Lender.

     3.1.11     Consents,  Waivers,  Etc.  The  Company shall have obtained all
                ------------------------
consents or waivers necessary to execute and deliver this Agreement and the other Loan Documents, issue the Securities and carry out the transactions contemplated hereby and thereby, and all such consents and waivers shall be in full force and effect.

     3.1.12     Documents.  The  Company  shall  have  delivered to the Lender:
                ---------

          (a)     the  Convertible  Debenture  executed  by  the  Company;

          (b) a certified copy of the Company's Memorandum and Articles of Association;

          (c)     the  Registration  Rights  Agreement executed by the Company;
and

          (d) certified copies of all shareholder, board and third-party approvals obtained in accordance with this Section 3.1.
                                                 ------------

     3.1.13     Diligence.  Satisfactory  completion  (in  the  Investor's sole
                ---------
discretion) of the Investor's business, technical, legal, accounting and tax due diligence.

     3.1.14     Investment  Committee Approval.  The Lender shall have received
                ------------------------------
final written approval from its internal investment committee to provide the Convertible Loan.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

4.1     Representations and Warranties of the Company .  The Company represents
        ---------------------------------------------
and  warrants  to  the  Lender  as  follows:

     4.1.1     Organization  and  Existence,  etc.  The Company and each of its
               ----------------------------------
Subsidiaries (i) is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted, and (ii) is duly qualified to do business in each jurisdiction in which the conduct of its business requires such qualification.

     4.1.2     Capitalization.
               --------------

          (a)     As  of  the  date  hereof,  (x)  Schedule 4.1.2 (a) accurately
                                                   ------------------
reflects  the  Company's  authorized  and issued Capital Stock; and (y) Schedule
                                                                        --------
4.1.2  (b)  accurately  reflects  the Company's outstanding securities which are
----------
convertible into or exercisable or exchangeable for Common Stock (the "Derivative Securities").
-----------------------

          (b) All issued and outstanding Capital Stock are free of preemptive and similar rights and have been offered, issued, sold and delivered by the Company in transactions in compliance with the securities laws of each applicable jurisdiction. There are no outstanding agreements or commitments requiring the Company to issue Capital Stock or Derivative Securities and no such agreements are currently contemplated.

     4.1.3     Authorization;  Binding  Obligations.
               ------------------------------------

          (a) The Company has full power and authority to execute, deliver and perform this Agreement and such other documents furnished or to be furnished by the Company hereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The issuance of the Securities pursuant to this Agreement, the compliance by the Company with the provisions of this Agreement, the Convertible Debenture and the Securities, and the consummation of the other transactions contemplated hereby or thereby will not result in the creation or imposition of any Lien upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (A) the Memorandum or Articles of Association (or similar organizational documents) of the Company or of any of its Subsidiaries, (B) any contract or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties is bound, or (C) any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body, domestic or foreign, applicable to the business or properties of the Company or any of its Subsidiaries.

          (b) The Convertible Debenture has been duly authorized for issuance and, prior to the Optional Conversion Date, the Ordinary Shares issuable upon conversion of the Convertible Debenture and the ADRs to be issued in the event of an ADR Election will have been duly authorized and reserved for issuance to the Lender. When the Convertible Debenture has been duly executed and delivered by the Company in accordance with its terms and this Agreement (A) the Convertible Debenture will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity and (B) the Ordinary Shares issuable  on an Optional Conversion Date or pursuant to Section 2.8, when issued
                                                        -----------
and delivered in accordance with the provisions of this Agreement and the Convertible Debenture, will be validly issued, fully paid and non-assessable.

     4.1.4     Compliance with Instruments, etc.  Neither the Company nor any of
               --------------------------------
its Subsidiaries is in breach or violation of, or in default under, any term or provision of (i) its Memorandum and Articles of Incorporation (or similar organizational documents), (ii) any indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note agreement, debt instrument or other agreement or instrument to which it is a party or by which it is bound or to which any of its Property is subject, the effect of which breach, violation or default, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, or (iii) any applicable statute, judgment, decree, order, rule or regulation of any arbitrator or any Governmental Authority having jurisdiction over the Company or any of its Subsidiaries or any of their respective activities or properties and the effect of which breach, violation or default, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     4.1.5     Properties.
               ----------

          (a) Each of the Company and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business.

          (b) Schedule 4.1.5(b) sets forth the address of each real property that is owned or leased by the Company or any of its Subsidiaries as of the date hereof.

     4.1.6     Litigation  and  Environmental  Matters.
               ---------------------------------------

          (a) There are no actions, suits, proceedings or investigations pending, or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries before or by any arbitrator or Governmental Authority, which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or any actions, suits, proceedings or investigations pending, or, to the knowledge of the Company, threatened, which challenges the validity of any action taken or to be taken pursuant to or in connection with this Agreement or the issuance of the Securities, which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (b) Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received written notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

     4.1.7     Investment  Company  Act.  Neither  the  Company  nor  any of its
               ------------------------
Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the United States Investment Company Act of 1940, as amended. The consummation of the transactions described herein does not and will not violate any provision of such act or any rule, regulation or order issued by the SEC thereunder.

     4.1.8     Financial  Statements;  Taxes.
               -----------------------------

          (a) The Company has previously delivered to the Lender, true, correct and complete copies of (i) its audited financial statements for the year ended 31 December 2001 (the "Historical Financial Statements"), (ii) its
                                  ---------------------------------
unaudited  financial  statements  for  the 10 months ended  31 October 2002, and
(iii) unaudited management projections since 31 October 2002 ((ii) and (iii) together, the "2002 Financial Statements", and together with the Historical
                 ---------------------------
Financial  Statements  the  "Financial  Statements").  The  Financial Statements
                             ---------------------
through 30 June 2002 have been prepared in accordance with US GAAP and the Financial Statements dated after 30 June 2002 have been prepared in accordance with UK GAAP and all of the Financial Statements fairly present the financial position of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the periods then ended (subject to normal year-end adjustments in the case of the 2002 Financial Statements). As of the respective dates of the Financial Statements, the Company had no material liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) whether or not required by GAAP to be reflected on a balance sheet or disclosed in the notes thereto except as were reflected on any balance sheet or disclosed in any notes contained in the Financial Statements.

          (b) The Company has filed or obtained extensions for all necessary income, franchise and other material tax returns, domestic and foreign, all such returns are correct in all material respects, and the Company has paid all taxes shown as due thereunder (except in the case where the Company is contesting such matter in good faith and except in such circumstances where such failure would not reasonably be expected to have a Material Adverse Effect), and the Company has no knowledge of any tax deficiency which might be assessed against the Company which would reasonably be expected to have a Material Adverse Effect.

          (c) The Company has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

     4.1.9     Offering.  Subject to the Lender's representations and warranties
               --------
in  Section 4.2, the issuance of the Securities to the Lender as contemplated by
    -----------
this Agreement is not subject to the registration requirements of the Securities Act and neither the Company, nor anyone acting on its behalf, has taken or will take any action that would cause such registration requirements to be applicable.

     4.1.10     Permits;  Governmental and Other Approvals.  The Company has all
                ------------------------------------------
licenses, permits, consents, orders, approvals and other authorizations necessary for the conduct of its business as now being conducted. No approval, consent, authorization or other order of, and no designation, filing, registration, qualification or recording with, any Governmental Authority, domestic or foreign, is required for the Company's performance of this Agreement, the Convertible Debenture or the consummation of the transactions contemplated hereby.

     4.1.11     Sales  Representatives,  Customers  and  Key  Employees.  To the
                -------------------------------------------------------
knowledge of (a) the directors of the Company and (b) the senior mangers of the Company responsible for such matters, after reasonable investigation, no independent sales representative or key employee or group of employees of, or customer of, or party or Person providing services to, the Company has any intention to terminate his, her or its relationship with the Company or, in the case of employees, to leave the employ of the Company and the entry of the Company into this Agreement and the consummation of the transactions contemplated hereby, will not cause any such termination or departures.

     4.1.12     Intellectual  Property.
                ----------------------

          (a) To the Company's knowledge, the Company has full and exclusive right, title and interest in and to, or, to the extent set forth in Schedule
                                                                        --------
4.1.12(a),  license  rights to, all (A) patents, patent applications, registered
---------
or unregistered trademarks, service marks, tradenames, and applications therefor, registered or unregistered copyrights and applications therefor, know-how, proprietary rights and processes, trade secrets, customer lists, methodologies (to the extent practicable), proprietary developments and marketing information, (B) know-how, inventions, inventors' notes (to the extent such notes exist), drawings and designs associated with the foregoing and (C) other confidential information, (all of the foregoing collectively, "Intellectual Property") used in or necessary for the ongoing conduct of its
-----------------------
business  ("Company  Intellectual Property"), free and clear of all Liens of any
            ------------------------------
nature  and,  except  as  set  forth  on  Schedule 4.1.12(a), the Company has no
                                          ------------------
material obligation to any other Person or entity with respect to Company Intellectual Property or any developed or under development product or process of the Company utilizing or embodying any Company Intellectual Property.
Schedule  4.1.12(a)  is  a complete and accurate schedule of all patents, patent
-------------------
applications, registered trademarks, service marks, trade names and applications therefor, registered copyrights and applications therefor, and license agreements used in or necessary for the ongoing conduct of the Company's business.

          (b) There is (A) no infringement, misuse or misappropriation of any Intellectual Property owned, licensed or controlled by any third party arising out of any product or process now being used, manufactured, developed, under development, or distributed, or ever having been used, manufactured, developed, under development, or distributed at any time previously, by or on behalf of the Company, (B) no pending or, to the knowledge of the Company, threatened claim or challenge of or proceeding for infringement, misuse or misappropriation of or interference with any Intellectual Property owned, licensed or controlled by any third party arising out of any product or process now being used, manufactured, developed or distributed, or ever having been used, manufactured, distributed or developed at any time previously, by or on behalf of the Company, (C) no pending or, to the knowledge of the Company, threatened claim, challenge or proceeding by the Company against any third party for infringement, misuse or misappropriation of or interference with any Intellectual Property owned, licensed or controlled by the Company or (D) no notice from any another party to the Company to the effect that, or, to the knowledge of the Company, facts or information which, in the reasonable opinion of the Company, would render any Company Intellectual Property owned, invalid or unenforceable, nor is there any allegation that any such Company Intellectual Property is invalid or unenforceable.

          (c) The Company has not disclosed any material confidential information developed or utilized by the Company to any third party except on a confidential basis and pursuant to a written confidentiality agreement, nor, to the knowledge of the Company, has any third party disclosed confidential information developed or utilized by the Company to any Person in material breach of such confidentiality agreement.

     4.1.13     Ordinary  Course.  Except as disclosed on Schedule 4.1.13, since
                ----------------                          ---------------
June 30, 2002, the Company has conducted its business in the ordinary course, has not incurred any material obligation, absolute or contingent, or entered into any material transactions not in the ordinary course of business and has not declared or paid any dividends or distributions on its Capital Stock or reacquired any shares of its Capital Stock.

     4.1.14     Disclosure.  The  Company  has  disclosed  to  the  Lender  all
                ----------
agreements, instruments and corporate or other restrictions to which the Company or any of the Subsidiaries is subject, and all other matters known to the Company that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

     4.1.15     Subsidiaries.  Schedule  4.1.15  sets forth the name of, and the
                ------------   ----------------
ownership  interest  of  the  Company  in,  each  Subsidiary.

     4.1.16     Insurance.  Schedule  4.1.16  sets  forth  a  description of all
                ---------   ----------------
insurance maintained by or on behalf of the Company and its Subsidiaries as of the date hereof. As of the date hereof, all required premiums in respect of such insurance have been paid. The Company believes that the insurance maintained by or on behalf of the Company and the Subsidiaries is adequate.

     4.1.17     Labor  Matters.  There  are  no  strikes,  lockouts or slowdowns
                --------------
against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened. The hours worked by and payments made to employees of the Company and its Subsidiaries have not been in violation of any applicable law dealing with such matters. All payments due from the Company or any of its Subsidiaries, or for which any claim may be made against the Company or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Company or such Subsidiary. The consummation of the transactions described herein will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Company or any Subsidiary is bound.

     4.1.18     Solvency.  Immediately  after  the  consummation  of  the
                --------
transactions to occur on the Loan Completion Date and after giving effect to the application of the proceeds of the Convertible Loan, (a) the fair value of the assets of the Company, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Company and each Subsidiary will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Company and each Subsidiary will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Company and each Subsidiary will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Loan Completion Date. No administrator, receiver or administrative receiver or any other equivalent officers has been appointed in respect of the Company or any Subsidiary or in respect of any part of the assets or undertakings of any such Person. No petition has been presented, no order has been made, no resolution has been passed and no meeting has been convened for the winding up of the Company or any Subsidiary or for an administration order or other form of bankruptcy in any jurisdiction. No distress, distraint, charging order, garnishee order, execution or other equivalent process in the jurisdiction of formation has been levied or applied for in respect of the whole or any material part of the property, assets and/or undertakings of the Company or any Subsidiary and remains outstanding.

4.2     Representations  and  Warranties  of the Lender .  Lender represents and
        -----------------------------------------------
warrants  to  the  Company  that:

     4.2.1 it is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act;

     4.2.2 it has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company;

     4.2.3 it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

     4.2.4 it is acquiring the Securities for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and Lender has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof; and

     4.2.5 it understands that the Securities have not been registered under the Securities Act and it will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any Securities except pursuant to an exemption from, or otherwise in a transaction not subject to, the registration requirements of the Securities Act or pursuant to an effective registration statement under the Securities Act, and, in each case, in accordance with any applicable state securities or "blue sky" laws.

                                    ARTICLE V
                      AFFIRMATIVE COVENANTS OF THE COMPANY

5.1     Reports  .  The  Company  will  deliver  to  the  Lender  the following:
        -------

     5.1.1 promptly after transmission thereof, copies of all financial statements, proxy statements, reports and other communications which the Company sends to its stockholders, copies of all registration statements and all regular, special or periodic reports which it files with the SEC or with any securities exchange on which any of the securities of the Company are then listed or proposed to be listed, and copies of all press releases made generally available by the Company to the public concerning material developments in the business of the Company and its Subsidiaries, if any;

     5.1.2 promptly after the occurrence thereof (but in any event within two (2) days after such occurrence is known to the Company) notice of any condition or event which constitutes (i) an event which would lead the Company to believe that the Company is not in compliance in material respects with the covenants in this Agreement, (ii) an Event of Default, (iii) the institution or threatened institution of an action, suit or proceeding against the Company or any of its Subsidiaries by or before any court, regulatory authority, administrative agency or any other governmental agency or body, domestic or foreign, which, if adversely decided, could have a Material Adverse Effect or
(iv) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect;

     5.1.3 within 30 days of the Closing Date, evidence satisfactory to the Lender that the Company and each of its Subsidiaries is in good standing in each jurisdiction in which the conduct of its business requires such qualification by reason of the ownership or leasing of property or otherwise;

     5.1.4 within 90 days of the Loan Completion Date, its audited financial statements for the year ended December 31, 2002, such statements to include an unqualified audit opinion from the auditors.

5.2     Accounts  and Records.  The Company shall keep true records and books of
        ---------------------
account in which entries will be made of all dealings or transactions in relation to the business and affairs of the Company and its Subsidiaries, if any, in accordance with US GAAP, to the extent applicable, applied on a consistent basis.

5.3     Inspection.  The Company shall permit the Lender or any of its officers,
        ----------
employees, representatives or such other Person as the Lender may designate, during regular business hours of the Company, upon reasonable prior notice, to visit and inspect the offices and properties of the Company and to (i) review and make extracts or copies of the books, accounts and records of the Company, and (ii) discuss the affairs, finances and accounts of the Company, with the Company's directors, independent accountants, consultants and attorneys.

5.4     Use  of  Proceeds.  The Company shall use the proceeds received from the
        -----------------
Convertible Loan and the Preferred Investment to support the expansion of the Company's operations, through mergers, acquisitions and organize growth, and for general corporate purposes.

5.5     Ordinary  Shares/AIM.  The Company shall maintain a sufficient number of
        --------------------
authorized but un-issued Ordinary Shares to permit the conversion of the Convertible Loan pursuant to Sections 2.7 and 2.8. The Company shall maintain
                               ------------     ---
its listing of Ordinary Shares on AIM (including any Ordinary Shares issued pursuant to the terms of this Agreement) and shall comply in all respects with the rules and regulations relating thereto.

5.6     American  Depositary  Receipts/AMEX.  The  Company shall maintain an ADR
        -----------------------------------
program on substantially the same terms set forth in the Depository Agreement and shall (and shall use best efforts to cause the Depository to) maintain the listing of its ADRs (including ADRs issued hereunder) on AMEX and shall (and shall use best efforts to cause the Depository to) comply in all respects with the rules and regulations thereto. The Company shall (and shall use best efforts to cause the Depository to) at all times maintain a sufficient number of authorized but un-issued

ADRs to allow the immediate conversion of Ordinary Shares into ADRs in accordance with an ADR Election.

5.7     Observer.  For so long as the Board of Directors shall not have a member
        --------
nominated or appointed by the Lender or its Affiliates, the Lender shall be entitled to appoint one observer to receive notice of, attend and speak at (but not vote at) meetings of the Board of Directors and any committees thereof. Such observer shall receive all materials forwarded to the Board of Directors at the same time and in the same manner as the Board of Directors. The Lender acknowledges that the Issuer is a public company and that the use or transmission of any confidential information received by the observer appointed pursuant to this Section 5.7 may be subject to restrictions under applicable
                    ------------
securities laws and the rules and regulations of AMEX and the London Stock Exchange plc as they relate to AIM.

5.8     Shareholders Meeting.  The Company covenants to the Lender that it shall
        --------------------
convene and hold an extraordinary general meeting of shareholders no earlier than 27 February 2003 and no later than 30 June 2003 in order to (a) adopt a new Memorandum and Articles of Association of the Company incorporating the terms of the Preference Shares and (b) authorize the allotment and issue of such Preference Shares to the Lender should the Lender choose to subscribe.

5.9     Further  Assurances.  From  time  to  time the Company shall execute and
        -------------------
deliver to Lender such other instruments, certificates, agreements and documents and take such other action and do all other things as may be reasonably requested by Lender in order to implement or effectuate the terms and provisions of this Agreement, including but not limited to the conversion of the Convertible Debenture and the authorization, allotment and issuance of the Preferred Shares.

5.10     Milestones.  The  Company acknowledges that it has discussed a business
         ----------
development plan prepared in conjunction with the Lender. In furtherance of such business development plan, the Company covenants with the Lender that it shall use its best efforts to achieve the following goals by the end of 2003:

          (a) the development, documentation and adoption by the Board of Directors of a strategic framework for sales and organizational development in conjunction with the Lender;

          (b) the articulation to the Lender of the Company's future investment and acquisition criteria;

          (c) the adoption of a policy for the improvement of operating credit metrics including days sales outstanding; and

          (d) the completion of a review of market opportunities in non-Japan Asia, specifically China.

5.11     Ratio  Test.  For  so  long  as  the  Company  shall  not be subject to
         -----------
Sections  6.1  to  6.12  and  Sections 5.7 and 5.10 pursuant to the operation of
-------------      ----       ------------     ----
Section  6.14,  the  Company  shall  use  its  best  efforts not to undertake or
-------------
complete any action or transaction without the consent of the Lender which could be reasonably expected to cause the Company to have a EBITDA to Interest Cover ratio (the "Ratio") of less than 3:1 as of the date of such action or
              -----
transaction.

5.12     Termination.  The  covenants and agreements of the Company set forth in
         -----------
this Article V shall terminate and be of no further force or effect at such time
     ---------
as no principal or interest on the Convertible Debenture are outstanding (whether as a result of the payment of all outstanding principal and accrued interest on the Convertible Debenture or the conversion of the Convertible
Loan).

                                   ARTICLE VI
                               NEGATIVE COVENANTS

     Subject  to Sections 6.14 and 6.15 hereof, the Company hereby covenants and
                 -------------     ----
agrees that it will not, will not agree to, and will not suffer or permit any Subsidiary of the Company (except with respect to Section 6.5) to do any of the following without the consent of the Lender:

6.1     Borrowed Money Indebtedness .  Create, incur, suffer or permit to exist,
        ---------------------------
or assume or guarantee, or become or remain liable with respect to any Borrowed Money Indebtedness, except the following:

     6.1.1     the  Convertible  Debenture  and  any  New Convertible Debenture;

     6.1.2 the Borrowed Money Indebtedness existing on the date of this Agreement and disclosed in the Financial Statements, and all renewals, extensions and replacements of any of the foregoing, provided that the accrual of interest on such liabilities, so long as it is not converted to principal, shall not be deemed to increase such liabilities; and

     6.1.3 reasonable bank debt or other commercial financings entered into in the ordinary course of business on market terms.

6.2     Liens .  Create or suffer to exist any Lien upon any of its Property now
        -----
owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; provided, however, that the Company and Subsidiaries of the Company may create or suffer to exist Permitted Liens.

6.3     Contingent  Liabilities  .  Directly  or  indirectly  guarantee  the
        -----------------------
performance or payment of, or purchase or agree to purchase, or assume or contingently agree to become or be secondarily liable in respect of, any obligation or liability of any other Person except for:

     6.3.1 the endorsement of checks or other negotiable instruments in the ordinary course of business;

     6.3.2 obligations disclosed to Lender in the Financial Statements (but not increases of such obligations after the date hereof, provided that the accrual of interest on such obligations, so long as it is not converted to principal, shall not be deemed to increase such obligations);

     6.3.3     those  liabilities  permitted  under  Section  6.1  hereof.
                                                     ------------

6.4     Mergers,  Consolidations  and  Dispositions and Acquisitions of Assets .
        ----------------------------------------------------------------------
In any single transaction or series of related transactions, directly or indirectly:

          (a)     liquidate,  wind  up  or  dissolve;

          (b)     be  a  party  to  any  merger  or  consolidation;

          (c)     sell,  convey or lease all or substantially all of its assets;

          (d) acquire all or a substantial portion of the assets or stock of any Person whether by merger or otherwise; or

          (e) pledge, transfer or otherwise dispose of any equity interest in any of its Subsidiaries or issue or permit any of its Subsidiaries to issue any additional equity interests except to the Company or another of its Subsidiaries.

6.5     Redemption,  Dividends  and  Distributions  .  At  any time, (a) redeem,
        ------------------------------------------
retire or otherwise acquire, directly or indirectly, any equity interest of the Company or (b) make any distributions of any property or cash or dividends in respect of any of the Capital Stock of the Company.

6.6     Nature  of  Business  .  Change the nature of its business or enter into
        --------------------
any business which is substantially different from the business conducted by it as of the date hereof.

6.7     Affiliate  Transactions  .  Enter into any transaction or agreement with
        -----------------------
any officer, director, employee or beneficial owner of Capital Stock in the Company or any of its Subsidiaries (or any Affiliate of any such Person) unless the transaction is upon no less favorable terms than those that are obtainable from wholly unrelated sources.

6.8     Loans  and Investments .  Make any loan, advance, extension of credit or
        ----------------------
capital contribution to, or make or have any Investment in, any Person, or make any commitment to make any such extension of credit or Investment.

6.9     Organizational  Documents  .  Amend,  modify,  restate or supplement its
        -------------------------
Memorandum  and  Articles  of  Association  or  other  organizational documents.

6.10     Sale/Leasebacks  .  Enter  into  any  sale/leaseback  transactions.
         ---------------

6.11     Issuance  of  Stock  .  Issue  or allot or become obligated to issue or
         -------------------
allot shares of Capital Stock or Derivative Securities, except for (i) Ordinary Shares and Preference Shares the allotment and issuance of which is contemplated by this Agreement and (ii) rights, warrants, convertible notes or options to purchase Capital Stock issued or granted prior to the date hereof and previously disclosed to the Lender.

6.12     Subsidiaries  .  Form,  create  or acquire any Subsidiary or permit any
         ------------
Person other than the Company or a wholly owned Subsidiary to hold an equity interest in any Subsidiary.

6.13     Capital  Expenditures.     The  Company  shall  not  make  any  capital
         ---------------------
expenditures (or series of related capital expenditures) either involving more than $ 100,000 or outside the ordinary course of business.

6.14     Abeyance  .  Subject  to delivery of the Board Certificate described in
         --------
the  next  two sentences and the requirements of Section 5.11, in the event that
                                                 ------------
(a) the Board of Directors and the Shareholders of the Company shall have authorized the terms and conditions of the Preference Shares in compliance with the Act and offered to issue the Preference Shares to the Lender, (b) the Lender does not make a Subscription Election to acquire Preference Shares during the Subscription Period, and (c) the Company does not make an Accelerated Repayment Election to repay the Convertible Loan during the Accelerated Repayment Period, then, for so long thereafter as the Company maintains a Ratio of at least 3:1, the negative covenants and agreements of the Company set forth in Sections 6.1
                                                                    ------------
to 6.13 and the affirmative covenants and agreements of the Company set forth in
   ----
Sections  5.7  (Observer)  and  5.10  (Milestones)  shall  be non-binding on the
-------------                   ----
Company. On the last day of the Accelerated Repayment Period the Company shall deliver to the Lender a certificate of the Board of Directors of the Company (i) setting forth the Company's calculation of the Ratio on an un-audited basis as of such date, and (ii) representing and warranting that such directors believe after reasonable investigation and review that the calculation of the Ratio set forth in the certificate is true and correct in all material respects (a "Board
                                                                           -----
Certificate").  Thereafter,  the  Company  shall,  in  conjunction  with  the
-----------
preparation of each set of audited accounts of the Company after delivery of the initial Board Certificate (whether monthly, quarterly or annual and regardless of the reason for the Company's preparation thereof (e.g., pursuant to the Act, securities laws or applicable stock exchange regulation)) deliver to the Lender on each date of release of such audited accounts a Board Certificate in the form described in the preceding sentence (except that the calculation of the Ratio shall be audited in all Board Certificates except for the initial Board Certificate), with such Board Certificate and the Ratio contained therein taking the place of the preceding Board Certificate and Ratio for purposes of this
Section  6.14  thereafter.  In  the  event  the Company ceases to maintain a 3:1
-------------
Ratio as demonstrated by the most recent Board Certificate, then the provision of Sections 6.1 to 6.13 and Sections 5.7 and 5.10 shall again be binding on the
    ------------    ----     ------------     ----
Company.

6.15     Termination .  The covenants and agreements of the Company set forth in
         -----------
this  Article  VI  shall  terminate and be of no further force or effect at such
      -----------
time as no principal or interest on the Convertible Debenture is outstanding or payable (whether a result of the payment of all outstanding principal and accrued interest on the Convertible Debenture or the conversion of the Convertible Debenture and payment of the interest thereon).

                                   ARTICLE VII
                              DEFAULTS AND REMEDIES

7.1     Events  of  Default  .  An  "Event  of  Default"  occurs  if:
        -------------------          ------------------

     7.1.1 the Company defaults in the payment of interest on or the principal of the Convertible Debenture when the same becomes due and payable, upon acceleration or otherwise and such default is not remedied by the Company within 5 Business Days after notice from the Lender;

     7.1.2     the  Company  defaults  in the performance of any covenants under
Article  VI  of  this  Agreement;
-----------

     7.1.3 the Company fails to comply with any of the provisions of this Agreement (other than Article VI) and such failure is not remedied by the
                         -----------
Company  within  5  Business  Days  after  notice  from  the  Lender;

     7.1.4 the Company defaults in payment on Borrowed Money Indebtedness (giving effect to any applicable grace periods and any extensions thereof) of at least $100,000 aggregate principal amount;

     7.1.5 there has been an acceleration of the final stated maturity of any Borrowed Money Indebtedness of the Company if the aggregate principal amount of such Borrowed Money Indebtedness, together with the principal amount of any other such Borrowed Money Indebtedness in default for failure to pay principal at maturity or which has been accelerated, aggregates $100,000 or more at any time;

     7.1.6 any representation or warranty of the Company under this Agreement shall prove to have been incorrect in any material respect when made;

     7.1.7 there exists an outstanding unsatisfied final judgment which, either alone or together with other outstanding unsatisfied final judgments against the Company, exceeds an aggregate of $100,000 (to the extent not covered by insurance) and such judgment shall have continued undischarged or unstayed for 20 Business Days after entry thereof;

     7.1.8 if the Company is declared insolvent, or a receiver or custodian is appointed with respect to any Property;

     7.1.9 if any distress, execution, sequestration, or other processes is levied or enforced or issued against any Property and is not discharged within seven days of being levied;

     7.1.10 if the Company is unable to pay its debts within the meaning of any applicable statute or law or is certified as being unable to pay its debts as and when they fall due or is declared insolvent

     7.1.11 if the Company makes any voluntary arrangement with its creditors or becomes subject to an administration order;

     7.1.12 if the Company ceases or threatens to cease to carry on business; or

     7.1.13     a  Material  Adverse  Effect  occurs.

7.2     Acceleration.    If  an  Event  of Default occurs and is continuing, the
        ------------
Lender by notice to the Company, may declare the principal of and any accrued interest on the Convertible Debenture to be due and payable. Upon such declaration such principal and interest shall be due and payable immediately. If an Event of Default specified in Sections 7.1.8 to 7.1.12 occurs, all unpaid
                                     --------------    ------
principal and accrued interest on the Convertible Debenture then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Lender.

7.3     Other Remedies .  Notwithstanding any other provision of this Agreement,
        --------------
if an Event of Default occurs and is continuing, the Lender may pursue any available remedy by proceeding at law or in equity to collect the principal of or interest then due on the Convertible Debenture. Without limiting the foregoing, the Company and the Lender acknowledge and agree that the remedies of the Lender at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of that fact, agree that, in the event of a breach or threatened breach by the Company of any of the provisions of this Agreement, in addition to any remedies specified herein, at law or otherwise, the Lender, without posting any bond shall be entitled to seek equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available. A delay or omission by the Lender in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies shall be cumulative.

7.4     Waiver of Past Defaults .  Any Event of Default and its consequences may
        -----------------------
be  waived  in  accordance  with  Section  10.2.
                                  -------------

                                  ARTICLE VIII
                                 INDEMNIFICATION

8.1     Indemnification  .  Each  Party  shall  indemnify  each other Party (the
        ---------------
"Indemnified  Parties")  for  all  actions,  suits,  proceedings,  hearings,
---------------------
investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses and fees, (including, without limitation, reasonable attorneys' fees and expenses) (each a "Loss" and collectively, the "Losses") suffered by the Indemnified
           ----                             ------
Parties resulting from, arising out of, relating to, in the nature of, or caused by (a) a breach of any representation or warranty or covenant of a Party contained in this Agreement.

8.2     Shareholder  Communications  .  The  Company  will  indemnify  and  hold
        ---------------------------
harmless the Lender, each of its directors and officers and each Person, if any, who controls the Lender against any Losses, joint or several, to which the Lender may become subject under applicable securities laws, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any communication to Shareholders as of the date on which it is distributed to the Shareholders and as of the date of and meeting of Shareholders, (ii) any omission or alleged omission to state a material fact required to be stated in any communication to shareholders or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as of the date on which any communication to Shareholders is distributed to the Shareholders and as of the date of the Shareholders Meeting, and the Company will reimburse the Lender for any legal or any other expenses reasonably incurred by the Lender in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in any communication to shareholders in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of the Lender specifically for use in the preparation thereof.

8.3     Indemnification  Process  .  Each Indemnified Party shall give notice to
        ------------------------
the  party  required  to  provide  indemnification  (the  "Indemnifying  Party")
                                                           -------------------
promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided,
                                                                       --------
that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure
                                             --------
of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8.3 except to the
                                                       -----------
extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicting interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the
                                --------
Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                                   ARTICLE IX
                RESTRICTIONS ON TRANSFER OF CONVERTIBLE DEBENTURE

9.1     Securities  Laws  Restrictions  on  Transfer  .  None of the Convertible
        --------------------------------------------
Debenture, or the Ordinary Shares issuable as a result of an Optional Conversion Election or a Company Conversion shall be sold or transferred unless either (a) they first shall have been registered under the Securities Act or (b) the Company shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such a transfer is exempt from the registration requirements of the Securities Act.

9.2     Restrictive  Legend .  For so long as such securities are not registered
        -------------------
or otherwise transferable under the Securities Act, the Convertible Debenture, any New Convertible Debenture, any Ordinary Shares and any ADRs issued upon conversion pursuant to Sections 2.7 and 2.8 shall be stamped or otherwise
                          -------------       ---
imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES
                                                  ---
     LAWS  AND  MAY  NOT  BE  TRANSFERRED,  SOLD  OR

     OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     The foregoing legend may be removed after the second anniversary of the later of (a) the issue date of the security and (b) the last date upon which the Company or any Affiliate of the Company was the owner of such security (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision).

9.3     Transfer  to  Affiliates.

     9.3.1 This Agreement, the Convertible Debenture and the rights and obligations hereunder and thereunder may be transferred or assigned in whole or in part by the Lender to any of its Affiliates or any Person managed or advised by it; provided, that (a) the transferee provides written notice of such
         --------
assignment to the Company stating its name and address, (b) the Company receives the written instrument provided in Section 9.3.2 below, and (c) that such
                                        --------------
transfers or assignments are in conformance with applicable securities laws. Any transferee to whom a transfer is made in accordance with the immediately preceding sentence shall be deemed to be the Lender for purposes of this Agreement and any convertible debenture held by such transferee shall be deemed to be a Convertible Debenture for purposes of this Agreement.

     9.3.2 Any transferee to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Lender under this Agreement to the same extent as if such transferee were a party hereto. Upon transfer of a portion of the Convertible Debenture, the holders shall deliver the pre-existing Convertible Debenture to the Company for cancellation and the Company shall reissue Convertible Debentures to the holders reflecting the aggregate principal amounts of such Convertible Debentures.

     9.3.3     A transferee to whom such rights are transferred pursuant to this
Section  9.3  may not again transfer such rights to any other Person, other than
------------
as  provided  in  this  Section  9.3.
                        ------------

9.4     Transfer  to  Competitors.

     9.4.1     Notwithstanding the transfer rights set forth in this Article IX,
                                                                     ----------
neither this Agreement nor any part of the Convertible Debenture may be transferred to any Competitor of the Company or any Person who holds more than 10% of the fully diluted equity of a Competitor without the prior written consent of the Company.

                                    ARTICLE X
                                  MISCELLANEOUS

10.1     Notices  .  All  notices,  requests,  demands,  claims,  and  other
         -------
communications  to  any party hereunder or pursuant to the terms hereof shall be
         -
in writing. Any such notice, request, demand, claim, or other communication to any party hereunder shall be deemed duly delivered (a) five Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or (b) one Business Day after it is sent via a reputable international overnight courier service, in each case to the intended recipient as set forth below:

     If to the Lender, to:
     --------------------

     Hemisphere Capital LLC
     20 Farnham Circle
     Needham, MA 02492
     UNITED STATES OF AMERICA
     Facsimile:     +44-20-7968-4801
     Attention:  Daniel W. Sasaki

     with a copy (which shall not constitute notice) to:
     --------------------------------------------------

     Kirkland & Ellis International
     Tower 42
     25 Old Broad Street
     London EC2N 1HQ
     ENGLAND
     Attention:  Matthew H. Hurlock

     If to the Company, to:
     ---------------------

     VI Group plc
     The Mill
     Briscombe Port
     Stroud, Gloucestershire
     GL5 2QG
     ENGLAND
     Facsimile:     +44-8707-429-771
     Attention:     Peter Wharton

     with a copy (which shall not constitute notice) to:
     --------------------------------------------------

     Kleban & Samor, P.C.
     2425 Post Road
     Southport, CT 06890
     UNITED STATES OF AMERICA
     Facsimile:     +1-213-259-9617
     Attention:     Alexander W.  Samor

Any Party may give any such notice, request, demand, claim, or other communication using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

10.2     Amendment,  Supplement  and Waiver .  No provision of this Agreement or
         ----------------------------------
the Convertible Debenture may be amended, supplemented or waived without the written consent of the Lender and the Company, and no existing Event of Default (other than a Event of Default in the payment of the principal of, premium, if any, or interest on the Convertible Debenture, other than a payment default resulting from an acceleration that has been rescinded) and no compliance with any provision of this Agreement or the Convertible Debenture may be waived without the written consent of the Lender.

10.3     Survival  .  All  covenants, agreements, representations and warranties
         --------
made  by  the  Company  in  the  Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lender and shall survive the execution and delivery of the Loan Documents and the making of the Convertible Loan, regardless of any investigation made by the Lender or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time the Convertible Loan was made, and shall continue in full force and effect as long as the principal of or any accrued interest on the Convertible Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid. The provisions of Article VIII shall survive and remain in full
                                   ------------
force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Convertible Loan or the termination of this Agreement or any provision hereof.

10.4     Duplicate  Originals  .  The  parties  may  execute  this  Agreement by
         --------------------
separate counter-part, all of which when taken together shall constitute one and the same agreement.

10.5     Governing  Law.
         --------------

     10.5.1 The laws of the State of New York, without regard to the principles of conflicts of law contained therein, shall govern this Agreement and the Convertible Debenture.

     10.5.2 The Company hereby irrevocably and unconditionally submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Convertible Debenture, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and my be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Company, its Subsidiaries or any of their respective properties in the courts of any jurisdiction.

     10.5.3 The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 10.5.2. Each of the
                                                    --------------
Parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     10.5.4 Each Party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.1. Nothing in this
                                                  ------------
Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

10.6     Waiver of Jury Trial .  Each Party hereto hereby waives, to the fullest
         --------------------
extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement, any other Loan Document or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each Party hereto (a)
certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other Parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this
Section  10.6.
-------------

10.7     No Adverse Interpretation of Other Agreements .  This Agreement may not
         ---------------------------------------------
be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. No such indenture, loan or debt agreement may not be used to interpret this Agreement.

10.8     Successors  and  Assigns  .  All  agreements  of  the  Company  in this
         ------------------------
Agreement and the Securities shall bind its successors and assigns. All agreements of the Lender in this Agreement shall bind its successors and assigns.

10.9     Severability  .  In  case  any  provision  in  this  Agreement  or  the
         ------------
Convertible Debenture shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10.10     Headings  .  The Headings of the Articles, Sections and subsections of
          --------
this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

10.11     Confidentiality  .  The  Lender  agrees that it will keep confidential
          ---------------
and will not disclose, divulge or use for any purpose other than to monitor its investment in the Company any confidential, proprietary or secret information which Lender may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to the Lender pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public (other than as a result of a breach of this Section 10.11
                                                                   -------------
by  the  Lender);  provided,  that  the  Lender may disclose such information if
                   --------
required  by  law,  provided  that  the  Lender  provides  prior
                    --------
written notice to the Company of such proposed disclosure and takes reasonable steps to avoid and/or minimize the extent of any such required disclosure. The Lender further acknowledges and agrees that certain of the confidential, proprietary or secret information which it may obtain hereunder may be material non-public information and that neither it nor any of its Affiliates shall engage in any acquisition, disposition or other similar transaction involving the Company's securities on the basis of such material non-public information.

                            *     *     *     *     *

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above set forth.

                                       VI  GROUP  PLC

                                       By:     ______________________________

                                       Name:     Elliot  I.  Miller

                                       Title:     Deputy  Chairman

                                       HEMISPHERE  CAPITAL  LLC

                                       By:     ______________________________

                                       Name:

                                       Title:

                                 SCHEDULE 4.1.2

                                 CAPITALIZATION
                                 --------------

(a)  Share Capital


                                                     SHARES    NOMINAL VALUE

Authorized share capital of 0.5p ordinary shares:  80,000,000  Pounds400,000

Issued share capital of 0.5p ordinary shares       37,261,166  Pounds186,305



(b)  Derivative Securities


Share  Options

                NUMBER OF OPTIONS  OPTION PRICE  PERIOD EXERCISABLE
                   OUTSTANDING

Approved              142,857           21p       21/10/01-21/10/08
Approved               51,000           50p           2/4/01-2/4/08
Unapproved            283,000           50p           2/4/01-2/4/05
                      -------
TOTAL                 476,857




Authority was given in the Annual General Meeting held on 18 June 2002 for the Board of Directors to adopt in addition to the existing share option schemes of the Company, such further employee incentive schemes as they deem fit provided the aggregate nominal amount of shares which may be placed under option shall not exceed 10% of the ordinary capital of the Company from time to time in issue.

Other  obligations  to  issue  shares  or  derivatives to issue convertible into
--------------------------------------------------------------------------------
shares
------

The Company has an obligation to Westminster Securities Corp. acting in their capacity as placement agent, to issue warrants equal to 10% of the amount raised and exercisable at the same price paid by the Lender in relation to the issue of Capital Stock or other security.

                                 Schedule 4.1.5


                                   Properties
                                   ----------

                                                                              LEASE
           COMPANY           ADDRESS                      OWNED/LEASED      EXPIRATION
                                                                               DATE
Vero International Software  The Mill                     Leased                  2008
(UK) Ltd
                             Brimscombe Port

                             Stroud

                             Gloucestershire

                             GL5 2SG

Vero International Software  Unit 2                       Leased                  2007
(UK) Ltd
                             Bowden Drive

                             Padge Road

                             Beeston

                             Nottingham


Vero International Software  29 Bis                       Leased
(UK) Ltd                     Chemin de Genas
                             69800 Saint Priest
                             France


Vero International Software  Via Prelle, 30               Partially               2003
S.r.l                        10090                        owned/
                             Romano Canavese (To)         partially leased
                             Italy


Vero Sistemi & Consulenze    Viale San Marco              Leased                  2004
S.r.l                        38 30020
                             Marcon (ve)
                             Italy


                                      E-86

Vero Tecnologie Spa          Via Maestri del Lavoro 29    Leased                  2013
                             I-20025 LEGANO (MI)
                             Italy Principal offices of
                             Vero Tecnologie S.p.A


Vero International Inc.      30150 Telegraph Road         Leased                  2005
                             Suite 183
                             Bingham Farms
                             MI  48025
                             USA


Vero Tooling Solutions       3600 Billingscourt           Leased                  2005
                             Unit 109
                             Burlington
                             Ontario
                             Canada

                                Schedule 4.1.12

The Company has full exclusive, title and interest in the following software products:

VISI-CAD
VISI-CAM
VISI-Series
Machining  Strategist

VISI-CAD, VISI-CAM, VISI-Series and Machining Strategist are copyrights of Vero International Software UK Ltd

     The  copyrights  are  not  registered

Machining Strategist was acquired from NC Graphics (Cambridge) Ltd passing exclusive use of the name to the UK subsidiary of the Company. The copyright was passed as a joint copyright with the prior owners, allowing both entities distribution and development rights. The prior owner passed all rights to the Machining Strategist name to the Company and so no longer promotes or sells
Machining  Strategist  as  a  product.

The  following  trade  marks  are  registered:

VISI-CAD in USA, Canada, UK
VISI-CAM in USA, Canada, UK
VISI in UK

The  following  trade  marks  have  been  applied  for:

VISI-CAD applied to World Intellectual Property Organisation
VISI-CAM applied to World Intellectual Property Organisation
VISI applied to World Intellectual Property Organisation, USA and Canada VISI-Series applied to World Intellectual Property Organisation, USA and Canada

                                Schedule 4.1.13

                    MATERIAL TRANSACTIONS SINCE JUNE 30, 2002

     a)   American Stock Exchange Listing

     b)   Acquisition of Vero Tooling Solutions, Inc.

     c) Events reported in Forms 6K filed with the U.S. Securities and Exchange Commission dated September 13, 2002, October 10, 2002, October 22, 2002, October 29, 2002 and December 2, 2002.

                                Schedule 4.1.15

                            Ownership of Subsidiaries
                            -------------------------

VI  Group  plc  has  the  following  Subsidiaries:


                                        PROPORTION OF SHARE
                                                 %

Vero International Software S.r.l.              100

Vero International Software UK Limited          100

Vero International, Inc.                        100

Vero Tooling Solution Inc.                      100

*Vero Tecnologie S.p.A.                         100

*Vero Sistemi e Consulenze S.r.l.               100

**Vero Japan                                    100

*Vero Tecnologie and Vero Sistemi e Consulenze S.r.l. are due to be merged into Vero International Software Srl during the first quarter of 2003.

** The Board of VI has approved the formation of a 100% subsidiary in Japan. Steps are in progress to form the company early on in 2003.


Schedule  4.1.16
----------------

Insurance


POLICY HOLDER                   INSURANCE POLICY                 LIMIT OF              UNDERWRITER            NOTE
                                                                INDEMNITY
--------------------------------------------------------------------------------------------------------------------------

Vero International         MBertipaglia's               Death: Euro                 Allianz Subalpina
Sw srl                     accident insurance           258.228,00                  spa

                           Policy no.72041189           Total permanent
                                                        incapacity:

                                                        Euro 361.519,00

--------------------------------------------------------------------------------------------------------------------------
Vero International         MBertipaglia's               Euro 144.608,00             Allianz Subalpina
Sw srl                     illness insurance                                        spa

                           Policy no. 607790

--------------------------------------------------------------------------------------------------------------------------
Vero International         Office Insurance             Euro 101.225,00             Allianz Subalpina
Sw srl                     (computers)                                              spa

                           Policy no.
                           72.67910539

--------------------------------------------------------------------------------------------------------------------------
Vero International         Office insurance             Euro 516.456,00             Allianz Subalpina
Sw srl                                                                              spa
                           (s/w info's dissemination)

                           Policy no.

                           30.61452835

--------------------------------------------------------------------------------------------------------------------------
Vero International         Office insurance             Euro 67.139,00              Allianz Subalpina
Sw srl                     (theft)                                                  spa

                           Policy
                           no.10.61454591

--------------------------------------------------------------------------------------------------------------------------
Vero International         Office insurance             Euro 67.139,00              Allianz Subalpina
Sw srl                     (fire)                                                   spa

                           Policy no.
                           00.61454534

--------------------------------------------------------------------------------------------------------------------------
Vero International         Office insurance             Euro 361.519,00             Allianz Subalpina  This insurance
Sw srl                     (fire for loan bank                                      spa                expired the

--------------------------------------------------------------------------------------------------------------------------


                                      E-91

--------------------------------------------------------------------------------------------------------------------------
                           CRT)                                                                        16/12/2002

                           Policy no.
                           00.67912220

--------------------------------------------------------------------------------------------------------------------------
Vero International         Office insurance             Euro 578.431,00             Allianz Subalpina  This insurance will
Sw srl                     (fire for loan bank                                      spa                expires on
                           Bcc Vische)                                                                 18/04/2003

                           Policy no. 00.49218332

--------------------------------------------------------------------------------------------------------------------------
Vero International         Business Travel              Death Euro 51.645,00        Allianz Subalpina
Sw srl                     Insurace employees                                       spa
                                                        Total permanent incapacity
                           Policy no.
                           72042062                     Euro 51.645,00

                                                        Refund cost hospital
                                                        Euro 10.329,00

--------------------------------------------------------------------------------------------------------------------------
Vero International         MCignetti's                  Death Euro 154.937,00       Allianz Subapina
Sw srl                     accident insurance                                       spa
                                                        Total permanent
                           Policy no. 72042351          incapacit

                                                        Euro 361.519,00

--------------------------------------------------------------------------------------------------------------------------
Vero International Sw srl  EGalardo's accident          DeathEuro 361.519,00        Allianz Subapina   For year 2003 this
                           insurance                                                spa                insurance has not
                                                        Total permanent                                been renewed
                           Policy no.                   incapacity
                           20.89341093                  Euro 361.519,00

--------------------------------------------------------------------------------------------------------------------------
Vero International         EGalardo'illness insurance   Euro 51.645,00              Allianz Subalpina  For year 2003 this
Sw srl                                                                              spa                insurance has not
                           Policy no.                                                                  been renewed
                           26.89341077

--------------------------------------------------------------------------------------------------------------------------
Vero International         EGalardo's illness           Total permanent             Allianz Subalpina  For year 2003 this
Sw srl                     insurance                    incapacity                  spa                insurance has not
                                                        Euro 154.937,00                                been renewed
                           Policy no.
                           26.89341101

--------------------------------------------------------------------------------------------------------------------------
                           MVergerio's                  Unlimited.                  Allianz Subalpina
                           business travel                                          spa
                           Insurance


                                      E-92

--------------------------------------------------------------------------------------------------------------------------
Vero Internartional        Policy no.
      Sw sr                104524665

--------------------------------------------------------------------------------------------------------------------------


                                          CARS


POLICY HOLDER         INSURANCE         LIMIT OF INDEMNITY         UNDERWRITER     NOTE
                        POLICY
--------------------------------------------------------------------------------------------------

Vero International  Fiat Multipla   Euro                        Allianz Subalpina
Sw srl                              12.911,00fire&theft  spa
                    Policy
                    no.13142611               +

                                    unlimited for personal
                                    liability

--------------------------------------------------------------------------------------------------
Vero International  Peugeot 607     Euro27.633,00fire&theft     Allianz Subalpina
Sw srl                                                          spa
                    Policy no.               +
                    103489020
                                    unlimited for persona
                                    liability

--------------------------------------------------------------------------------------------------
Vero International  Peugeot 307     Euro 18.000,00fire& theft   Allianz Subalpina
Sw srl                                                          spa
                    Policy no.               +
                    104667163
                                    unlimited for personal
                                    liability

--------------------------------------------------------------------------------------------------
Vero International  Fiat Ulisse     Euro 12.950,00fire&theft    Allianz Subalpina
Sw srl                                                          spa
                    Policy no.               +
                    103142550
                                    unlimited for personal
                                    liability

--------------------------------------------------------------------------------------------------
Vero International  Fiat Marengo    Euro 15.593,00fire& theft   Allianz Subalpina
Sw srl                                                          spa
                    Policy no.               +
                    101001858
                                    Euro 1549370,00 for


                                      E-93

--------------------------------------------------------------------------------------------------
                                    personal liability

--------------------------------------------------------------------------------------------------
Vero International  Renault Scenic  Euro 5.500,00 fire & theft  Allianz Subalpina
Sw srl                                                          spa
                    Policy no.               +
                    103142886
                                    unlimited for personal
                                    liability

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------



POLICY HOLDER          INSURANCE POLICY           LIMIT OF INDEMNITY      UNDERWRITER


--------------------------------------------------------------------------------------------------

Vero Tecnologie  Office Insurance               General property         Toro
SpA                                             Euro 53,143              Assicurazioni
                 Policy No. F15.59.00804828
                                                Liabilities Euro 531,434

--------------------------------------------------------------------------------------------------
                 Car Insurance (plate CB738LB)                           Genialloyd

                 Policy No. 177235091

--------------------------------------------------------------------------------------------------
                 Car Insurance (plate CC298JE)                           Genialloyd

                 Policy No. 177631349

--------------------------------------------------------------------------------------------------



POLICY HOLDER             INSURANCE POLICY          LIMIT OF INDEMNITY      UNDERWRITER


--------------------------------------------------------------------------------------------------

VI Group plc        Directors and Officers       5,000,000 Pounds          New Hampshire
                                                                           Insurance
                    Policy No. 33561571                                    Company

--------------------------------------------------------------------------------------------------


                                      E-94

POLICY HOLDER             INSURANCE POLICY          LIMIT OF INDEMNITY      UNDERWRITER


--------------------------------------------------------------------------------------------------
                    Don Babbs, Key Man            1,000,000 Pounds         Swiss Life


--------------------------------------------------------------------------------------------------
                    Gerry O'Driscoll, Key Man     500,000 Pounds           Swiss Life


--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Vero International  Professional Indemnity        250,000 Pounds any one   MMA Insurance
Software UK Ltd     Insurance                     claim and in all

                    Policy No. F2903HAAMF         10,000 Pounds excess
                                                  each and every claim


--------------------------------------------------------------------------------------------------
                    Public and Product Liability  1,000,000 Pounds         Norwich Union

                    Policy No. 23623525


--------------------------------------------------------------------------------------------------
                    Office Insurance              Stroud                   Norwich Union
                                                  Contents 52,353 Pounds
                    Policy No. CSJ 2344 6174
                                                  Tenants improvements
                                                  10,791 Pounds

                    Includes Employers Liability
                    and Public Liability
                                                  Cambridge

                                                  Contents 20,000 Pounds



                                                  Nottingham

                                                  Contents 30,000 Pounds

                                                  Tenants improvements
                                                  10,000 Pounds


                                      E-95

POLICY HOLDER             INSURANCE POLICY          LIMIT OF INDEMNITY      UNDERWRITER


--------------------------------------------------------------------------------------------------
                    Computer Insurance            Anywhere required in     Norwich Union
                                                  UK 67,000 Pounds
                    Policy no. JX925903057
                                                  Brimscombe Mill,
                                                  Telecoms equip
                                                  12,000 Pounds


--------------------------------------------------------------------------------------------------
                    Motor Fleet Insurance         All vehicles, owned,     Norwich Union
                                                  hired, borrowed or
                    Policy No. 34FLW1372032       leased


--------------------------------------------------------------------------------------------------
                    Business Travel Insurance     Includes unlimited       Royal and
                                                  medical insurance        Sunalliance
                    Policy No. PARKK150629        outside UK

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Vero International  Commercial General Liability  Each occurrence          Cincinnati
Inc                                               $1,000,000               Insurance Co.
                    Policy No. CPP0742324
                                                  Fire damage $100,000

                                                  Med Exp $5,000

                                                  Personal & adv injury
                                                  $1,000,000




--------------------------------------------------------------------------------------------------
                    Workers compensation and      Each accident $100,000   Cincinnati
                    employers liability                                    Casualty
                                                  Disease ea. Emp.         Company
                                                  $100,000

                                                  Disease policy limit
                                                  $500,000

--------------------------------------------------------------------------------------------------



POLICY HOLDER  INSURANCE POLICY       LIMIT OF       UNDERWRITER   NOTE
                                      INDEMNITY
---------------------------------------------------------------------------

Vero Sistemi   Office insurance   Euro 67.139,00     Generali Spa
               (theft)
srl
               Policy
               no.998008481

---------------------------------------------------------------------------
Vero Sistemi   Office insurance   Euro 11.070,00     Generali Spa
               (fire)             goods
srl
               Policy no.         Euro 16.600,00
               998008480          computers

                                  Euro 221.300,00
                                  damages to thirds

                                  Euro 110.700,00
                                  damages to
                                  builder's owner

---------------------------------------------------------------------------


                                      CARS


POLICY HOLDER  INSURANCE POLICY        LIMIT OF        UNDERWRITER  NOTE
                                      INDEMNITY
---------------------------------------------------------------------------

Vero Sistemi   Skoda Octavia SW  Euro 18.650,00 fire&  Reale Mutua
                                 theft
Srl            Policy no.324458

                                         +

                                 Euro 1.549.370,00
                                 personal liability

---------------------------------------------------------------------------
Vero Sistemi   Ford Mondeo SW    Euro 28.000,00 fire&  Reale Mutua
                                 theft
Srl            Policy no.324201

                                         +

                                 Euro 1.549.370,00
                                 personal liability

---------------------------------------------------------------------------
Vero Sistemi   Chrysler Vojager  Euro 18.950,00 fire&  Reale Mutua

---------------------------------------------------------------------------


                                      E-97

---------------------------------------------------------------------------
Srl            Policy no.324202 theft

                                         +

                                 Euro 1.549.370,00
                                 personal liability

---------------------------------------------------------------------------
Vero Sistemi   Fiat Bravo        Euro 1.549.370,00     Reale Mutua
                                 personal liability
Srl            Policy no.323078

---------------------------------------------------------------------------
Vero Sistemi   Ford Escori SW    Euro 1.549.370,00     Reale Mutua
                                 personal liability
Srl            Policy no.321206

---------------------------------------------------------------------------

                                    Exhibit A

                                    Exhibit B

                                    Exhibit C

                                    Exhibit D


                                  Competitors
                                  -----------

Cimatron

Delcam plc

Pathtrace plc

IBM/Dassault Systemes

EDS PLM Solutions

Missler Infomatique

Hitachi Zosen

Think3 Inc

Graphic Products

Parametric Technology Corp

Tebis

Open Mind

Mensch und Maschine

DP Technology

CNC Software

Gibbs

Camtek

Surfware

Teksoft

SolidCAM

Sescoi

Auton

Lightworks

NC Graphics

Jetcam

Radan

Autodesk

Cadkey

VX Corporation